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                                                                  EXHIBIT 10.70


                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 1st day of January, 1997, by and between HAYES MICROCOMPUTER PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 5835 Peachtree Corners East, Norcross, Georgia 30092, and THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation (hereinafter referred to as "Lender") with an office at 135 West 50th Street, New York, New York 10020.

                                    RECITALS:

     Lender and Borrower are parties to a certain Loan and Security Agreement and a certain Condition Precedent Rider thereto, both dated December 21, 1995, as amended by that certain First Amendment to Loan and Security Agreement April 16, 1996, and that certain Second Amendment to Loan and Security Agreement dated October 15, 1996 (collectively, as at any time amended, the "Loan Agreement"), pursuant to which Lender has made certain revolving credit and term loans to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting the first sentence of Section 10.1(c) in its entirety and by substituting the following in lieu thereof:

                On any date, the lesser of $25,000,000 or the following percentage of the Accounts Margin Amount for the following periods: (i) for the period from January 1, 1997, through April 30, 1997, 200% of the Accounts Margin Amount on such date, and (ii) for the period from May 1, 1997, and thereafter, 150% of the Accounts Margin Amount on such date.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Transaction Documents and all of Borrower's covenants, duties, indebtedness and liabilities thereunder.



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     4. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Transaction Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     7. EFFECTIVENESS/GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender (notice of which acceptance is hereby waived), provided that this Amendment shall be null and void if not accepted by Borrower by Borrower's execution below and received by Lender on or before January 31, 1997. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Transaction Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


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     11. FURTHER ASSURANCES. Borrower agrees to take such further actions as
Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     12. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     13. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR OTHERWISE.

     14. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                      HAYES MICROCOMPUTER
                                             PRODUCTS, INC. ("Borrower")

     /s/                                     By: /s/ Dennis C. Hayes
-----------------------                         -------------------------------
Secretary
[CORPORATE SEAL]                                Title:   Chairman
                                                         ----------------------




                    [Signatures continued on following page]

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                                             THE CIT GROUP/CREDIT
                                              FINANCE, INC. ("Lender")

                                             By: /s/ Camye Lessman
                                                -------------------------------

                                                Title:  Assistant Vice President


                            CONSENT AND REAFFIRMATION


     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Third Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Third Amendment to Loan and Security Agreement.

                                             HAYES MICROCOMPUTER PRODUCTS
                                             (AUSTRALIA) PTY LIMITED


                                             By: /s/ Dennis C. Hayes
                                                -------------------------------
                                                 DENNIS C. HAYES, Director


                                             HAYES MICROCOMPUTER PRODUCTS
                                             (CANADA)  LIMITED


                                             By: /s/ Dennis C. Hayes
                                                -------------------------------
                                                 DENNIS C. HAYES, President






                    [Signatures continued on following page]

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                                     PRACTICAL PERIPHERALS (EUROPE)
                                     LIMITED


                                     By: /s/ Dennis C. Hayes
                                        ---------------------------------------
                                         DENNIS C. HAYES, Director

                                     HAYES MICROCOMPUTER PRODUCTS
                                     (FRANCE)  S.A.R.L.


                                     By: /s/ Dennis C. Hayes
                                        ---------------------------------------
                                         DENNIS C. HAYES, Authorized
                                                Representative

                                     HAYES MICROCOMPUTER PRODUCTS
                                     DE MEXICO S.A. DE C.V.


                                     By: /s/ Dennis C. Hayes
                                        ---------------------------------------
                                         DENNIS C. HAYES, Sole Administrator


                                     HAYES MICROCOMPUTER PRODUCTS
                                     (SCANDINAVIA) APS


                                     By: /s/ Dennis C. Hayes
                                        ---------------------------------------
                                         DENNIS C. HAYES, Managing Director


                                     By: /s/ William Louis Pechey
                                        ---------------------------------------
                                         WILLIAM LOUIS PECHEY, Managing Director


                                     HAYES MICROCOMPUTER PRODUCTS
                                     (INTERNATIONAL) LIMITED

                                     By: /s/ Dennis C. Hayes
                                        ---------------------------------------
                                         DENNIS C. HAYES, President


                    [Signatures continued on following page]



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                                         ENTERPRISE TECHNOLOGIES, INC.


                                         By: /s/ Jack E. Fisher
                                            -----------------------------------
                                              JACK E FISHER, President


                                         HAYES GOVERNMENT SERVICES, INC.


                                         By: /s/ Dennis C. Hayes
                                            -----------------------------------
                                              DENNIS C. HAYES, President


                                             /s/ Dennis C. Hayes    (SEAL)
                                         --------------------------------------
                                         DENNIS C. HAYES




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                       HAYES MICROCOMPUTER PRODUCTS, INC.
                             SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS


     I, James A. Jones, DO HEREBY CERTIFY, that I am the Secretary of HAYES MICROCOMPUTER PRODUCTS, INC. (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of January 1, 1997; and that said resolutions are still in full force and effect:

     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to THE CIT GROUP/CREDIT FINANCE, INC. ("Lender") (1) a Third Amendment to Loan and Security Agreement] (the "Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement and Conditions Precedent Rider thereto, both dated December 21,1995, between the Corporation and Lender, as amended by that certain First Amendment to Loan and Security Agreement dated April 16, 1996, and that certain Second Amendment to Loan and Security Agreement dated October 15, 1996 (the "Loan Agreement"), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Dennis C. Hayes, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.





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     I DO FURTHER CERTIFY that Joseph C. Formichelli is the President of the
Corporation, and James A. Jones is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, as of the 1st day of January, 1997.


                                                  /s/ James A. Jones
                                         --------------------------------------
                                         JAMES A. JONES, Secretary

                                         [CORPORATE SEAL]



     I, Joseph C. Formichelli, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that James A. Jones is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.



                                                  /s/ Joseph C. Formichelli
                                         --------------------------------------
                                         JOSEPH C. FORMICHELLI, President





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